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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A-1

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): November 10, 2000


                        SPANISH BROADCASTING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

                     SEE TABLE OF ADDITIONAL REGISTRANTS


        DELAWARE                        000-27823               13-3827791
(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)           Identification No.)

2601 SOUTH BAYSHORE DRIVE, COCONUT GROVE, FLORIDA                  33133

   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:          (305) 441-6901

                    3191 Coral Way, Miami, Florida  33145
         (Former name or former address, if changed since last report.)

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                        TABLE OF ADDITIONAL REGISTRANTS

                                                                      PRIMARY STANDARD
                                                    STATE OR OTHER       INDUSTRIAL      I.R.S. EMPLOYER
                                                    JURISDICTION OF    CLASSIFICATION    IDENTIFICATION
NAME                                                 INCORPORATION         NUMBER            NUMBER
----                                                ---------------   ----------------   ---------------
Spanish Broadcasting System of California, Inc....   California             4832           92-3952357
Spanish Broadcasting System Network, Inc..........    New York              4899           13-3511101
SBS Promotions, Inc...............................    New York              7999           13-3456128
SBS Funding, Inc..................................    Delaware              4832           52-6999475
Alarcon Holdings, Inc.............................    New York              6512           13-3475833
SBS of Greater New York, Inc......................    New York              4832           13-3888732
Spanish Broadcasting System of Florida, Inc.......     Florida              4832           58-1700848
Spanish Broadcasting System of Greater Miami, Inc.    Delaware              4832           65-0774450
Spanish Broadcasting System of Puerto Rico, Inc...    Delaware              4832           52-2139546
Spanish Broadcasting System, Inc..................   New Jersey             4832           13-3181941
Spanish Broadcasting System of Illinois, Inc......    Delaware              4832           36-4174296
Spanish Broadcasting System of San Antonio,  Inc..    Delaware              4832           65-0820776
Spanish Broadcasting System of Puerto Rico, Inc...   Puerto Rico            4832           66-0564244

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Item 1.           Changes in Control of the Company.

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.

         On May 8, 2000, Spanish Broadcasting System, Inc. ("SBS") entered into a stock purchase agreement with Rodgriguez Communications, Inc. ("RCI") and the stockholders of RCI to acquire all of the outstanding capital stock of RCI, the owner of radio stations KMJR-FM (formerly KFOX-FM), KNJR-FM (formerly KREA-FM), KXJO-FM, and KSAH-AM. On May 8, 2000, SBS also entered into (1) an asset purchase agreement with New World Broadcasters Corp. ("New World"), an affiliate of RCI, to acquire radio station KTCY-FM, and (2) a stock purchase agreement with New World and 910 Broadcasting Corp. (a wholly owned subsidiary of New World) to acquire all the outstanding capital stock of 910 Broadcasting Corp., the owner and operator of radio station KXEB-AM.

         On November 10, 2000, SBS completed the purchase of all the outstanding capital stock of RCI and the purchase of radio station KTCY-FM, for total consideration of $164.3 million, consisting of $42.6 million of SBS's Class A common stock and $121.7 million in cash. The consideration paid by SBS for these acquisitions was determined through arms-length negotiations between SBS, RCI, the shareholders of RCI and New World. SBS financed these acquisitions with previously unissued shares of its Class A common stock, cash on hand and borrowings under its credit agreement, among SBS, the several banks and other financial institutions or entities from time to time party to the credit agreement and Lehman Commercial Paper, Inc., as administrative agent, dated as of July 6, 2000.

         Prior to the date that SBS entered into a stock purchase agreement to purchase the capital stock of RCI, RCI had entered into asset purchase agreements to acquire radio stations KMJR-FM (Redondo Beach, California) (formerly KFOX-FM), KNJR-FM (Ontario, California) (formerly KREA-FM), KXJO-FM (Alameda, California) and KSAH-AM (Universal City, Texas), but had not yet closed on the acquisitions of any such radio stations. The acquisitions of these radio stations are described below.

         KMJR-FM AND KNJR-FM (LOS ANGELES AREA). On November 2, 1999, RCI entered into an asset purchase agreement with Chagal Communications, Inc. ("Chagal") to acquire certain assets relating to Los Angeles area radio stations KMJR-FM and KNJR-FM (the "LA Stations"). RCI acquired only the FCC licenses and certain transmitter site property and equipment relating to the LA Stations. RCI expressly did not acquire the Korean programming and ongoing business activity of the LA Stations (including all programming and promotional materials, sales lists, employees, material contracts, cash, insurance policies or call letters). Prior to RCI's acquisition of the LA Stations from Chagal, the LA Stations were operated under a Korean format pursuant to a time brokerage agreement between Chagal and a Korean broadcaster. RCI's acquisition of the LA Stations closed on July 6, 2000, at which time SBS began operating the LA stations under a Spanish Adult Contemporary format pursuant to a time brokerage agreement with RCI. SBS acquired FCC licenses and a transmitter but did not retain the employees, programming and promotional materials, sales lists, customer base, time brokerage agreement or call letters that pertained to the LA Stations during the time that the stations were operated by Chagal. The assets acquired from Chagal do not constitute sufficient equipment for radio broadcasting. No studio, studio equipment or production equipment were acquired in the acquisition. SBS has purchased new equipment and operates the LA Stations from its own building. Of the total purchase price paid by SBS for the capital stock of RCI and the purchase of KTCY-FM from New World, $99.4 million was allocated to the purchase of the Los Angeles Stations, principally to the FCC licenses acquired.


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         KXJO-FM (SAN FRANCISCO AREA). On March 7, 2000, RCI entered into an asset purchase agreement with Citicasters Co. to acquire certain assets relating to San Francisco area radio station KXJO-FM (the "San Francisco Station"). RCI acquired the FCC license and certain transmitter site property and equipment relating to the San Francisco Station. Prior to RCI's acquisition of the San Francisco Station from Citicasters Co., the San Francisco Station was operated under a general market classic rock format and was simulcast with another Citicasters Co. radio station. RCI's acquisition of the San Francisco Station closed on August 23, 2000, at which time SBS began operating the San Francisco Station under a Regional Mexican format pursuant to a time brokerage agreement with RCI. Because the San Francisco Station was simulcast with another Citicasters Co. radio station during the time that the station was operated by Citicasters Co., the San Francisco Station had no employees and no independent business operations. Thus neither RCI nor SBS acquired any employees or business operations in connection with the acquisition of the San Francisco Station. SBS acquired an FCC license and a transmitter. The assets acquired from Citicaster Co. do not constitute sufficient equipment for radio broadcasting. No studio or studio equipment was acquired in the acquisition. SBS operates the San Francisco Station from new studio facilities. Of the total purchase price paid by SBS for the capital stock of RCI and the purchase of KTCY-FM from New World, $17.8 million was allocated to the purchase of the San Francisco Station, principally to the FCC license acquired.

         KSAH-AM (SAN ANTONIO AREA). On December 14, 1999, RCI entered into an asset purchase agreement with Ganadores Corporation to acquire certain assets relating to San Antonio area radio station KSAH-AM (the "San Antonio Station"). RCI acquired certain assets relating to the San Antonio Station, including the FCC license. Prior to RCI's acquisition of the San Antonio Station from Ganadores Corporation, the San Antonio Station was operated under a general market format including news, information and music. RCI's acquisition of the San Antonio Station closed on May 23, 2000, at which time SBS began operating the San Antonio Station under a Regional Mexican format pursuant to a time brokerage agreement with RCI. SBS acquired an FCC license and a transmitter but did not retain the customer base or programming and promotional materials that pertained to the San Antonio Station during the time that the station was operated by Ganadores Corporation. The assets acquired from Ganadores Corporation do not constitute sufficient equipment for radio broadcasting. No studio or studio equipment was acquired in the acquisition. SBS operates the San Antonio Station from its own building. Of the total purchase price paid by SBS for the capital stock of RCI and the purchase of KTCY-FM from New World, $6.6 million was allocated to the purchase of the San Antonio Station, principally to the FCC license acquired.

         Due to the lack of continuity in the operations of the radio stations (the "Assets") acquired in the purchase of all the capital stock of RCI, prior to and after RCI's acquisition of the Assets, at which time SBS began operating the Assets, SBS has not included separate audited financial statements or pro forma financial information relating to the acquisition of the Assets.

         SBS has not yet closed on the purchase of all the outstanding capital stock of 910 Broadcasting Corp., the owner of radio station KXEB-AM. FCC approval is still pending for this transaction, and there can be no assurances that the acquisition of 910 Broadcasting Corp. will be completed.

         SBS has not included separate audited financial statements or pro forma financial information relating to the acquisition of KTCY-FM (Pilot Point, Texas) from New World or the potential acquisition of all the outstanding capital stock of 910 Broadcasting Corp., the owner of KXEB-AM (Sherman, Texas), because neither acquisition is considered significant. Of the total purchase price paid by SBS for the capital stock of RCI and the purchase of KTCY-FM from New World, $40.5 million was allocated to the purchase of KTCY-FM from New World. The purchase price for KXEB-AM is $0.95 million.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Company's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  Not Applicable.

Item 6.           Resignation of Company's Directors.

                  Not Applicable.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
                 Not Applicable

         c.       Exhibits

                  *1. Stock Purchase Agreement, dated as of May 8, 2000, by and among Rodriguez Communications, Inc., each of the stockholders of RCI identified on Annex I thereto, and Spanish Broadcasting System, Inc.

                  *2. Asset Purchase Agreement, dated as of May 8, 2000, by and between New World Broadcasters Corp. and Spanish Broadcasting System, Inc.

                  * Filed with the initial filing of this Form 8-K on November 27, 2000.

Item 8.  Change in Fiscal Year.
                  Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.
                  Not Applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SPANISH BROADCASTING SYSTEM, INC.
                                     (Registrant)



January 24, 2001                      /s/ Joseph A. Garcia
                                     -------------------------------------
                                     Joseph A. Garcia
                                     Chief Financial Officer,
                                     Executive Vice President
                                     and Secretary


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